Exhibit 10.1

JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to that certain Intercreditor Agreement, dated as of December 24, 2008 (as supplemented on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as Credit Agreement Agent and each Other First Priority Lien Obligations Agent from time to time party thereto, each in its capacity as First Lien Agent, U.S. Bank National Association, as Trustee and each collateral agent for any Future Second Lien Indebtedness from time to time party thereto, each in its capacity as Second Priority Agent. Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Joinder and Supplement to the Intercreditor Agreement (this “Agreement”), dated as of May 20, 2010 (the “Effective Date”), by and among (i) U.S. Bank National Association, as trustee (the “New Trustee”) pursuant to that certain Indenture (the “New Indenture”) dated as of April 16, 2010 among Harrah’s Operating Escrow LLC and Harrah’s Escrow Corporation, as issuers (the “Escrow Issuers”), U.S. Bank National Association, as trustee, and Harrah’s Entertainment, Inc., as Parent Guarantor, as supplemented by that certain supplemental indenture dated as of the date hereof (the “Supplemental Indenture”), pursuant to which Harrah’s Operating Company, Inc. will assume the Escrow Issuers’ obligations under the 12.75% Second-Priority Senior Secured Notes due 2018 (the “New Notes”) issued under the New Indenture, (ii) U.S. Bank National Association as Trustee and Second Priority Agent under the Intercreditor Agreement, (iii) Bank of America, N.A., as Credit Agreement Agent under the Intercreditor Agreement, (iv) U.S. Bank National Association as Other First Priority Lien Obligations Agent under the Intercreditor Agreement, and (v) any other First Lien Agent and Second Priority Agent from time to time party to the Intercreditor Agreement, has been entered into to record the accession of the New Trustee as a Second Priority Agent under the Intercreditor Agreement on behalf of the holders of the New Notes.

The parties to this Agreement hereby agree as follows:

A. The New Trustee agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Second Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Second Priority Agent.

B. The Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto are designated as Future Second Lien Indebtedness. The Lien on the Common Collateral securing such Future Second Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims on the terms set forth in the Intercreditor Agreement and shall be equal and ratable with all Liens on the Common Collateral securing any other Second Priority Claims.

C. The New Trustee confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

U.S. Bank National Association EP-MN-WS3C, 60 Livingston Avenue St. Paul, MN 55107-1419 Telephone: (651) 495-3909 Facsimile: (651) 495-8097 Attn: Corporate Trust Services, Raymond S. Haverstock

D. Each party to this Agreement (other than the New Trustee) confirms the acceptance of the New Trustee as a Second Priority Agent for purposes of the Intercreditor Agreement.

E. Except as expressly provided herein, in the Intercreditor Agreement or in any other Second Priority Documents, the New Trustee is acting in the capacity of Second Priority Agent solely with respect to the Second Priority Claims owed to the New Trustee and the holders of the New Notes issued pursuant to the New Indenture. For the avoidance of doubt, the provisions of Article VII of the New Indenture applicable to the New Trustee thereunder shall also apply to the New Trustee acting under or in connection with the Intercreditor Agreement.

F. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

G. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

U.S. BANK NATIONAL ASSOCIATION
as New Trustee and Second Priority Agent

By:	/s/ Authorized Signatory
Name:
Title:

Acknowledged and Agreed:

HARRAH’S OPERATING COMPANY, INC.

By:	/s/ Authorized Signatory
Name:
Title:

HARRAH’S ENTERTAINMENT, INC.

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A. as Credit Agreement Agent

By:	/s/ Authorized Signatory
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as Other First Priority Lien Obligations Agent

By:	/s/ Authorized Signatory
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as Trustee and Second Priority Agent

By:	/s/ Authorized Signatory
Name:
Title: